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                     COHEN & STEERS REALTY INCOME FUND, INC.

February 3, 1997

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Realty Income Fund, Inc. for the year ended December 31, 1996. The net asset value per share at that date was $10.70. In addition, a distribution of $0.32 per share (including a regular $0.17 per share distribution plus a $0.15 extra distribution representing capital gains during the year) was declared for shareholders of record December 27, 1996 and paid on January 17, 1997.

1996 REVIEW

     By nearly every measure, 1996 was an exceptional year for REITs on both an absolute and relative basis. The Fund's total return for 1996 based on income, realized capital gains and change in net asset value was 33.3%. The 35.3% total return of equity REITs (as measured by the NAREIT Equity REIT Index) was the best since 1991, the year that the real estate depression hit bottom, causing REITs to rebound from severely depressed levels. Relative to the stock market, REITs had their best year since 1984, beating the S&P 500 Index total return of 23.0%. Relative to bonds, REITs had their best year since 1979, surpassing the Lehman Brothers Government/Corporate Bond Index total return of 2.9%. These results continue to substantiate the low correlation of returns between REITs and other asset classes, particularly bonds.

     All major property sectors showed outstanding positive returns for the year, with the Office, Hotel and Regional Mall sectors performing best. The strong performance of REITs continues to be influenced by the ongoing real estate recovery and the advantageous position of REITs as property owners, managers and acquirers. Most important from a capital market perspective was that these factors translated into strong earnings growth for the major companies in 1996 and there appears to us to be widespread expectations for continued strong growth of REIT earnings in 1997.

     The rise of REIT share prices is not solely the result of earnings growth, in our opinion. 1996 was the year in which a substantial shift in sentiment and opinion about real estate and REITs took place, and we believe this change will affect the industry for many years. For the first time since the 1980s, real estate returned to favor among both institutional and individual investors, and long-term debt and equity capital began to flow freely. This caused property values to rise across the board, adding another lever to REIT returns by significantly increasing underlying asset values. This favorable capital market environment also enabled the top tier companies to raise and efficiently invest capital. Due to a combination of new issuance and price appreciation, the stock market capitalization of equity REITs rose by 55% in 1996 to $90 billion. The number of equity REITs declined during the year by 7% to 166, indicating an acceleration in the consolidation of the industry and greater concentration of assets among fewer, but in our opinion, stronger companies. Consequently, REIT valuations ended the year at a higher level than when the year began. For example, the average REIT dividend yield, which is the simplest measure of valuation, was 7.4% at the beginning of 1996 and 5.9% at year end.

     Last year was also pivotal with regard to the acceptance of the publicly-traded REIT structure by direct real estate advisors and institutional real estate consultants. They appeared to have finally come to terms with the decline in their traditional businesses and nearly all have adopted a real estate securities effort. We believe that this is primarily the result of their clients' preference for the liquidity, fair pricing and professional practices of the leading public real estate companies. With REITs being the most prominent real estate equity capital raisers and

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                                       1

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                     COHEN & STEERS REALTY INCOME FUND, INC.
property acquirers in 1996 (as well as having produced consistently superior investment returns), they can no longer be dismissed as incidental to the real estate industry. Rather, they have become the model for creating investor value. For the same reasons, during the year a large number of private real estate companies merged into public companies and a great many property owners transferred their ownership interests in exchange for REIT shares. These are trends which we believe will remain in place for a long time to come.

1997 OUTLOOK

     With real estate fundamentals and the role of REITs firmly in place, we believe that there are essentially two major issues of concern to investors as the year progresses. The first is the ability of REITs as a group to sustain the current higher level of valuation that they now enjoy. The second issue is determining which companies and property sectors are best positioned to outperform in 1997. We believe that the current level of REIT valuations is being affected by the following factors:

     REAL ESTATE FUNDAMENTALS REMAIN POSITIVE. In nearly every property sector and region of the country, the real estate recovery appears to be gathering momentum. Occupancies and rental rates are rising, and the amount of new construction is less than the incremental demand for space. Greater confidence in the stability and growth of real estate, particularly after the depression of the early 1990s, can account for the higher valuation of real estate companies.

     REIT EARNINGS ARE GROWING AT A SUBSTANTIAL RATE. Wall Street analysts estimate that average REIT earnings per share growth was approximately 9% in 1996 and expect further growth of 10% in 1997. The growth estimates are predicated on conservative assumptions regarding occupancies and rental rates plus the contribution of income both from properties acquired last year and those that are expected to be acquired this year. Further, based on trends firmly in place, we expect REIT earnings to grow at a meaningful rate in 1998. This type of growth, in our opinion, warrants a higher level of valuation than REITs have historically enjoyed. As investors become more confident in these prospects, REITs increasingly may be recognized as growth rather than current dividend yield vehicles. This renders the often-made comparison of REITs to bonds and utility stocks less meaningful than ever.

     REIT DIVIDEND GROWTH SHOULD BEGIN TO ACCELERATE. One important result of REIT earnings growth is the growth of REIT dividends. While most REITs have been raising their dividends at least annually, they have done so at a lower rate than the rate of growth of cash earnings per share, resulting in continually decreasing payout ratios. This is almost universally viewed by the investment community as a healthy policy because it permits the company to maintain a record of dividend growth, while at the same time retain more capital for reinvestment. Because REITs, by law, must distribute no less than 95% of their taxable income as dividends, several companies are now unable to reduce their payout ratios any further. These companies must now increase their dividend at the identical rate as their income growth. At the current time only a handful of companies are in this situation but we expect a great many more to reach this point in 1997 and 1998. When investors apply traditional stock valuation measures such as dividend discount models, which emphasize dividend yield and dividend growth, to REITs this group will appear extremely attractive. As this phenomenon becomes more widely recognized it is likely to enable REITs to maintain healthy valuations, in our opinion.

     THE LEADING REITS HAVE DEMONSTRATED STRONG TRACK RECORDS. The last time REIT valuations approached these levels was at year-end 1993, a period when most of today's largest REITs were just coming public. Since that

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                                       2

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                     COHEN & STEERS REALTY INCOME FUND, INC.
time there have been very few initial public offerings and investors have had a chance to assess and differentiate the abilities, dedication and, most importantly, the performance of all the companies in the industry. Greater investor confidence has naturally led to higher valuations for those companies that have proven themselves to be market leaders and has enabled them to routinely issue low-cost equity. This has also allowed the companies to judiciously access varied forms of debt financing on economic terms that have enhanced earnings and return on equity.

     REITS HAVE PROVEN THEMSELVES UNDER VARIED FINANCIAL MARKET CONDITIONS. REITs have outperformed stocks in five of the past six years and have done so with lower volatility than, and little sensitivity to the broader stock market movements. This was dramatically illustrated last year when, during periods of stock and bond market turbulence, REIT prices remained stable or rose. As a result, REITs have returned to favor among institutions and individuals seeking portfolio diversification. The ongoing demand for REIT shares is likely to help maintain the current, or even higher, level of valuation.

     As we begin the new year our investment strategy generally is one that emphasizes those companies we expect to achieve above-average growth in earnings per share, preferably through increases in occupancies and rental rates. Our largest weighting continues to be the Shopping Center sector. To the surprise of many, this group was among the best performers in 1996 and we expect that to be the case again in 1997, particularly for regional malls. The retail environment today is much improved over the recent past and regional mall tenants are enjoying solid sales increases. As a result there are very few tenant bankruptcies and we believe that both occupancy and rental rates in premier properties will show healthy increases. A new factor this year for the publicly-traded companies is that the private market values of regional malls have declined to a point at which, in combination with REITs' lower cost of capital, a considerable acquisition opportunity has developed. Therefore we expect that regional mall REITs could experience growth well in excess of consensus expectations, which should lead to superior investment performance.

     At the close of a year of extraordinary investment results such as those achieved in 1996 it is important to maintain the perspective that real estate and REITs are not likely to sustain such a high rate of return. However, as we have discussed, our analysis of the investment environment leads us to the conclusion that REITs continue to offer potential risk-adjusted returns that are attractive. Moreover, within the universe of publicly-traded real estate companies there are many that we believe represent outstanding value and have superior growth prospects. These companies dominate our portfolio. While this year may be somewhat more challenging than the last, we are nonetheless confident in our ability to achieve satisfactory investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                                       3

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
EQUITIES                                                         97.05%
      APARTMENT/RESIDENTIAL                                      20.44%
            Ambassador Apartments........................................        30,500        $   720,562
            Associated Estates Realty Corp...............................        42,900          1,018,875
            Colonial Properties Trust....................................        32,500            987,187
            Columbus Realty Trust........................................        26,400            600,600
            Oasis Residential - Preferred................................         5,900            152,663
            Pacific Gulf Properties......................................        32,000            624,000
            Summit Properties............................................        40,700            900,488
            Wellsford Residential Property Trust.........................        53,400          1,294,950
                                                                                               -----------
                                                                                                 6,299,325
                                                                                               -----------
      HEALTH CARE                                                11.52%
            American Health Properties...................................        59,500          1,420,562
            Health Care REIT.............................................        36,900            904,050
            Omega Healthcare Investors...................................        36,900          1,226,925
                                                                                               -----------
                                                                                                 3,551,537
                                                                                               -----------
      HOTEL                                                       3.42%
            Innkeepers USA Trust.........................................        76,000          1,054,500
                                                                                               -----------
      INDUSTRIAL                                                   4.01%
            Eastgroup Properties.........................................        45,100          1,234,612
                                                                                               -----------
      OFFICE                                                       2.12%
            Cali Realty Corp.............................................        21,200            654,550
                                                                                               -----------
      OFFICE/INDUSTRIAL                                            4.29%
            Prentiss Properties Trust....................................        19,800            495,000
            Reckson Associates Realty Corp...............................        19,600            828,100
                                                                                               -----------
                                                                                                 1,323,100
                                                                                               -----------
      SELF STORAGE                                                1.05%
            Sorvan Self Storage..........................................        10,400            325,000
                                                                                               -----------
      SHOPPING CENTER                                           50.20%
         COMMUNITY CENTER                                      28.82%
            Alexander Haagen Properties..................................        38,900            573,775
            Bradley Real Estate..........................................        55,500            999,000
            Glimcher Realty Trust........................................        77,000          1,694,000
            Mid-America Realty Investments...............................       111,200          1,056,400
            Mid-Atlantic Realty Trust....................................        34,100            383,625
            Pennsylvania REIT............................................        60,000          1,462,500
            Price REIT...................................................        31,500          1,212,750

                       See notes to financial statements.
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                                       4

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                                NUMBER            VALUE
                                                                               OF SHARES        (NOTE 1)
                                                                               ---------       -----------
            Regency Realty Corp..........................................        36,400        $   955,500
            Sizeler Property Investors...................................        26,900            258,912
            Western Investment Real Estate Trust.........................        22,000            286,000
                                                                                               -----------
                                                                                                 8,882,462
                                                                                               -----------
         FACTORY OUTLET CENTER                                 1.87 %
            Horizon Group................................................        13,000            258,375
            Tanger Factory Outlet Centers................................        11,700            317,363
                                                                                               -----------
                                                                                                   575,738
                                                                                               -----------
         REGIONAL MALL                                         19.51 %
            CBL & Associates Properties..................................        33,700            871,987
            JP Realty....................................................        43,400          1,122,975
            Macerich Co..................................................        32,300            843,838
            Simon Debartolo Group........................................        47,400          1,469,400
            The Mills Corp...............................................        28,800            687,600
            Urban Shopping Centers.......................................        35,100          1,017,900
                                                                                               -----------
                                                                                                 6,013,700
                                                                                               -----------
            TOTAL SHOPPING CENTER........................................                       15,471,900
                                                                                               -----------
                     TOTAL EQUITIES (Identified cost $23,389,393)........                       29,914,524
                                                                                               -----------

        S&P                                                                             PRINCIPAL
   BOND RATING*                                                                           AMOUNT
-------------------                                                                  ----------------
FIXED INCOME                                                     4.78 %
           B         Oriole Homes Corp. 12.50%, sr. sub. notes 1/15/03...........       $1,000,000            975,000
           BB -      Trizec Finance Ltd., 10.875%, sr. notes 10/15/05............          450,000            498,938
                                                                                                          -----------
                          TOTAL FIXED INCOME (Identified cost $1,419,049)........                           1,473,938
                                                                                                          -----------
TOTAL INVESTMENTS (Identified cost $24,808,442)......................    101.83 %
                                                                                                           31,388,462
LIABILITIES IN EXCESS OF OTHER ASSETS.....................................(1.83)%
                                                                                                             (565,689)
NET ASSETS (Equivalent to $10.70 per share based on
   2,879,918 shares of capital stock outstanding)........................100.00 %
                                                                                                          $30,822,773

* Bond ratings are provided by third party sources and are not audited.

                       See notes to financial statements.
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                                       5

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
      Investments in securities, at value (Identified cost $24,808,442) (Note 1)....................  $31,388,462
      Cash..........................................................................................      184,463
      Dividends and interest receivable.............................................................      254,656
      Other assets..................................................................................        2,109
                                                                                                      -----------
            Total Assets............................................................................   31,829,690
                                                                                                      -----------
LIABILITIES:
      Payable for dividends declared................................................................      921,574
      Payable to investment adviser.................................................................       16,380
      Payable to administrator......................................................................        5,274
      Payable to directors..........................................................................          742
      Other liabilities.............................................................................       62,947
                                                                                                      -----------
            Total Liabilities.......................................................................    1,006,917
                                                                                                      -----------
NET ASSETS applicable to 2,879,918 shares of $.01 par value common stock outstanding (Note 4).............................................................................  $30,822,773
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
   ($30,822,773 [div] 2,879,918 shares outstanding).................................................  $     10.70
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE:.............................................................................  $     12.00
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE:.......................................       12.15%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $23,070,097
      Accumulated net realized gain on investments sold.............................................    1,172,656
      Net unrealized appreciation on investments....................................................    6,580,020
                                                                                                      -----------
                                                                                                      $30,822,773
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
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                                       6

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

Investment Income:
      Dividend income................................................................................  $2,156,410
      Interest income................................................................................     173,938
                                                                                                       ----------
            Total Income.............................................................................   2,330,348
                                                                                                       ----------
Expenses:
      Investment advisory fees (Note 2)..............................................................     173,730
      Administrative fees (Note 2)...................................................................      56,546
      Professional fees..............................................................................      53,618
      Directors' fees and expenses (Note 2)..........................................................      30,200
      Transfer agent fees............................................................................      22,712
      Reports to shareholders........................................................................      22,223
      Custodian fees.................................................................................      11,593
      Miscellaneous..................................................................................      12,811
                                                                                                       ----------
            Total Expenses...........................................................................     383,433
                                                                                                       ----------
Net Investment Income................................................................................   1,946,915
                                                                                                       ----------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments...............................................................   1,061,695
      Increase in unrealized appreciation on investments.............................................   5,451,013
                                                                                                       ----------
            Net realized and unrealized gain on investments..........................................   6,512,708
                                                                                                       ----------
Net Increase in Net Assets Resulting From Operations.................................................  $8,459,623
                                                                                                       ----------
                                                                                                       ----------

                       See notes to financial statements.
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                                       7

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                     -----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income..................................     $ 1,946,915         $ 1,833,008
            Net realized gain (loss) on investments................       1,061,695            (943,735)
            Increase in unrealized appreciation on investments.....       5,451,013           1,887,754
                                                                     -----------------   -----------------
                  Net increase in net assets resulting from
                     operations....................................       8,459,623           2,777,027
                                                                     -----------------   -----------------
      Dividends and Distributions From (Note 4):
            Net investment income..................................      (1,953,761)         (1,134,113)
            Net realized gain on investments.......................        (431,988)           --
            Tax return of capital..................................        --                  (806,210)
                                                                     -----------------   -----------------
                  Total distributions to shareholders..............      (2,385,749)         (1,940,323)
                                                                     -----------------   -----------------
      Capital Stock Transactions (Note 4):
            Net asset value of shares issued to shareholders in
               reinvestment of dividends and distributions from net
               investment income and net realized gain on
               investments.........................................         171,506             192,542
                                                                     -----------------   -----------------
                  Total increase in net assets.....................       6,245,380           1,029,246
      Net Assets:
            Beginning of year......................................      24,577,393          23,548,147
                                                                     -----------------   -----------------
            End of year............................................     $30,822,773         $24,577,393
                                                                     -----------------   -----------------
                                                                     -----------------   -----------------

                       See notes to financial statements.
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                                       8

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                          YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
             PER SHARE OPERATING PERFORMANCE                 1996       1995       1994        1993       1992
---------------------------------------------------------   -------    -------    -------     -------    -------
Net asset value, beginning of year.......................   $  8.59    $  8.30    $  8.70     $  7.63    $  7.35
                                                            -------    -------    -------     -------    -------
Income from investment operations:
     Net investment income...............................      0.68       0.64       0.65        0.65       0.65
     Net realized and unrealized gains (losses) on
        investments......................................      2.26       0.33      (0.31)       1.10       0.31
                                                            -------    -------    -------     -------    -------
           Total from investment operations..............      2.94       0.97       0.34        1.75       0.96
                                                            -------    -------    -------     -------    -------
Less distributions from:
     Net investment income...............................     (0.68)     (0.40)     (0.49)      (0.65)     (0.65)
     In excess of net investment income..................      0.00       0.00       0.00       (0.03)      0.00
     Capital gain........................................     (0.15)      0.00      (0.09)       0.00       0.00
     Tax return of capital...............................      0.00      (0.28)     (0.16)       0.00      (0.03)
                                                            -------    -------    -------     -------    -------
           Total distributions...........................     (0.83)     (0.68)     (0.74)      (0.68)     (0.68)
                                                            -------    -------    -------     -------    -------
Net asset value, end of year.............................   $ 10.70    $  8.59    $  8.30     $  8.70    $  7.63
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
Per share market value, end of year......................   $ 12.00    $  9.13    $  8.50     $  9.50    $  8.00
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
----------------------------------------------------------------------------------------------------------------
Total investment return(c)...............................     42.32%     15.97%     (2.78)%     27.77%     22.64%
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
Total net asset value return(c)..........................     33.32%     12.12%      3.80%      23.04%     13.63%
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of year (in millions)...............   $30.823    $24.577    $23.548     $24.502    $21.323
                                                            -------    -------    -------     -------    -------
     Ratios of expenses to average net assets............      1.45%      1.73%      1.51%(a)    1.64%      1.63%
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
     Ratio of net investment income to average
        net assets.......................................      7.34%      7.67%      7.62%       7.31%      8.65%
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
     Portfolio turnover rate.............................     30.45%     37.75%     80.68%     107.91%     79.51%
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------
     Average Commission Rate(b)..........................   $0.0663      N/A        N/A         N/A        N/A
                                                            -------    -------    -------     -------    -------
                                                            -------    -------    -------     -------    -------

------------------------

(a) Fees paid through directed brokerage commissions have been excluded. Had these fees been paid by the Fund, the ratio would have been 1.69%.

(b) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

(c) Total investment return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

                       See notes to financial statements.
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                                       9

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 21, 1988. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

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                                       10

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended December 31, 1996, the Fund decreased Paid-in capital by $174,805, decreased undistributed net investment income by $6,846 and increased accumulated net realized gain on investments sold by $167,959. These differences are primarily due to payment of distributions subject to capital loss carryforwards.

     Federal Income Taxes: The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who received such distributions.

NOTE 2 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .65% of the average daily net assets of the Fund (approximately .65% on an annual basis). For the year ended December 31, 1996, the Fund incurred $173,730 in advisory fees.

     Administrative Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC') (the Administrator), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of .20% of the average daily net assets of the Fund (approximately
 .20% on an annual basis). For the year ended December 31, 1996, the Fund incurred $56,546 in administration fees.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $30,200 for the year ended December 31, 1996.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

     Purchases and sales  of securities, excluding  short-term investments,  for
the   year  ended  December  31,  1996  aggregated  $8,494,660  and  $8,063,169, respectively.

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                                       11

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1996, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..........................................................................  $23,635,785
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 7,796,844
Gross unrealized depreciation...........................................................  $   (44,167)
                                                                                          -----------
Net unrealized appreciation.............................................................  $ 7,752,677
                                                                                          -----------
                                                                                          -----------

NOTE 4 -- CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At December 31, 1996, the Fund has one class of common stock, par value $.01 per share, of which 50,000,000 shares are authorized and 2,879,918 shares are outstanding.

     Distributions in 1996 resulted in 19,002 shares being issued at an average price of $9.03 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent in whole or fractional shares of the Fund.

NOTE 5 -- SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                NET INCREASE
                                                                           NET REALIZED          (DECREASE)
                                                            NET           AND UNREALIZED       IN NET ASSETS
                                        TOTAL           INVESTMENT          GAIN (LOSS)          RESULTING          NET ASSETS AT
                                     INVESTMENT           INCOME          ON INVESTMENTS      FROM OPERATIONS       END OF PERIOD
                                       INCOME        -----------------  -------------------  ------------------  -------------------
            QUARTERLY             -----------------               PER                 PER                 PER                  PER
             PERIOD                 AMOUNT             AMOUNT    SHARE    AMOUNT     SHARE     AMOUNT    SHARE     AMOUNT     SHARE
--------------------------------- ----------         ----------  -----  -----------  ------  ----------  ------  -----------  ------
                                               PER
                                              SHARE
                                              -----
FISCAL 1996
---------------------------------
March 31......................... $  536,236  $0.19  $  444,453  $0.16  $   493,917  $ 0.17  $  938,370  $ 0.33  $25,073,634  $ 8.75
June 30..........................    595,777   0.20     504,820   0.17      786,905    0.28   1,291,725    0.45   25,919,671    9.03
September 30.....................    509,289   0.18     413,898   0.15    1,478,090    0.51   1,891,988    0.66   27,854,272    9.69
December 31......................    689,046   0.24     583,744   0.20    3,753,796    1.30   4,337,540    1.50   30,822,773   10.70
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------
                                  $2,330,348  $0.81  $1,946,915  $0.68  $ 6,512,708  $ 2.26  $8,459,623  $ 2.94
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------
FISCAL 1995
---------------------------------
March 31......................... $  539,726  $0.19  $  436,860  $0.15  $  (515,916) $(0.18) $  (79,056) $(0.03) $23,044,970  $ 8.10
June 30..........................    513,451   0.18     405,020   0.14      948,709    0.33   1,353,729    0.47   23,958,714    8.40
September 30.....................    548,067   0.19     431,265   0.15      474,071    0.17     905,336    0.32   24,908,041    8.72
December 31......................    645,437   0.23     559,863   0.20       37,155    0.01     597,018    0.21   24,577,393    8.59
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------
                                  $2,246,681  $0.79  $1,833,008  $0.64  $   944,019  $ 0.33  $2,777,027  $ 0.97
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------
                                  ----------  -----  ----------  -----  -----------  ------  ----------  ------

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                                       12

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors of
Cohen & Steers Realty Income Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Realty Income Fund, Inc., as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                         COOPER & LYBRAND L.L.P.
New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                                       13

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

     Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                            The Chase Manhattan Bank
                            Dividend Reinvestment Plan
                            3 Chase MetroTech Center
                            Brooklyn, New York 11245

                             ADDITIONAL INFORMATION
       During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

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                                       14

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 ------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

 OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith
 Director

 Elizabeth O. Reagan
 Vice President

 INVESTMENT ADVISER
 Cohen & Steers Capital Management, Inc.
 757 Third Avenue
 New York, New York 10017
 (212) 832-3232

 FUND ADMINISTRATOR AND TRANSFER AGENT
 Chase Global Funds Services Co.
 73 Tremont Street
 Boston, Massachusetts 02108
 (800) 437-9912

 CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, New York 11245

 LEGAL COUNSEL
 Dechert Price & Rhoads
 30 Rockefeller Plaza
 New York, New York 10112

 American Stock Exchange Symbol: RIF

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                                       15

                                 COHEN & STEERS
                               REALTY INCOME FUND
                               757 THIRD AVENUE
                              NEW YORK, N.Y. 10017


                                    [Logo]


                                 ANNUAL REPORT
                               DECEMBER 31, 1996